Exhibit 10.2

TRANSACTION SUPPORT AGREEMENT

This Transaction Support Agreement (this “Agreement”) is made as of December 5, 2022, by and among (i) SportsMap Tech Acquisition Corp., Inc., a Delaware corporation (“SportsMap”), (ii) Infrared Cameras Holdings, Inc., a Delaware corporation (the “Company”), and (iii) the Persons set forth on Schedule 1 attached hereto (each, a “Holder” and collectively, the “Holders”). Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the Business Combination Agreement.

WHEREAS, contemporaneously with the execution and delivery of this Agreement, (i) SportsMap, (ii) ICH Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of SportsMap (“Merger Sub”), and (iii) the Company are entering into that certain Business Combination Agreement dated as of the date hereof (as amended from time to time in accordance with the terms thereof, the “Business Combination Agreement”), pursuant to which, among other things, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving as the surviving entity, and each share of Company Common Stock, including Company Common Stock issued in the Company Note Conversion, will be automatically converted into the right to receive a portion of the Aggregate Share Consideration (such transactions, together with all other transactions contemplated by the Business Combination Agreement, the “Transactions”), all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the applicable provisions of the DGCL;

WHEREAS, the Company Board has (a) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into the Business Combination Agreement, the Ancillary Documents to which the Company is or will be a party and the transactions contemplated hereby and thereby (including the Merger), (b) adopted and approved the execution, delivery and performance by the Company of the Business Combination Agreement, the Ancillary Documents to which the Company is or will be a party and the transactions contemplated hereby and thereby (including the Merger), (c) resolved to recommend that the stockholders of the Company entitled to vote thereon approve and adopt the Business Combination Agreement, and (d) directed that the Business Combination Agreement be submitted to the stockholders of the Company for approval and adoption;

WHEREAS, the Company Class A Stockholders as of the date of the Business Combination Agreement have approved and adopted the Business Combination Agreement, the Ancillary Documents to which the Company is or will be a party and the transactions contemplated thereby (including the Merger);

WHEREAS, as of the date hereof, each Holder is the holder of record and the beneficial owner of, and has voting power (including, without limitation, by proxy or power of attorney) and dispositive power over, such number of shares of Company Class A Common Stock (the “Shares” together with any other equity securities of the Company that such Party holds of record or beneficially, as of the date of this Agreement, or acquires record or beneficial ownership of after the date hereof, collectively, the “Securities”) as are indicated opposite such Holder’s name on Schedule 1 attached hereto;

WHEREAS, as a condition to the willingness of SportsMap to enter into the Business Combination Agreement, and as an inducement and in consideration therefor, and in view of the valuable consideration to be received by the Holders thereunder, and the expenses and efforts to be undertaken by SportsMap and the Company to consummate the Transactions, SportsMap, the Company and the Holders desire to enter into this Agreement and agree to certain matters as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound, hereby agree as follows:

1.             Covenant to Vote in Favor of Transactions. Each Holder agrees, with respect to all of the Shares of such Holder (and, in the case of Section 1(b), all of the Securities of such Holder), during the Term:

(a)             at any meeting of the Company Stockholders or any class or series thereof, and in any written consent or resolutions of any of the Company Stockholders in which such Holder is entitled to vote or consent, each Holder hereby unconditionally and irrevocably agrees to be present for such meeting (in person or by proxy), or otherwise cause its Shares to be counted as present thereat for purposes of establishing a quorum, and to vote or provide consent (or cause to be voted or consented) in person or by proxy, all of its Shares (i) in favor of any actions required in furtherance of the Merger, the Company Note Conversion, the transactions contemplated by the Business Combination Agreement and the Ancillary Documents, and any amendments to the Company’s Governing Documents, in each case, as required pursuant to the terms of the Business Combination Agreement, and all of the other Transactions, and (ii) in opposition to: (A) any Company Acquisition Proposal and any and all other proposals (x) for the acquisition of the Company, (y) that would reasonably be expected to materially delay or impair the ability of the Company to consummate the Merger, the Business Combination Agreement or any of the Transactions, or (z) which are in competition with or materially inconsistent with the Business Combination Agreement or the Ancillary Documents; or (B) any other action or proposal involving any company that is intended to, or would reasonably be expected to, prevent, materially impede, materially interfere with, materially delay, materially postpone or materially adversely affect the Transactions or would result in any of the conditions to the Closing under the Business Combination Agreement not being fulfilled;

(b)             to execute and deliver all additional documentation and take such other action, in each case, as is reasonably necessary or as shall reasonably be requested by the Company or SportsMap in order to effect the Merger, the Company Note Conversion and the transactions contemplated by the Business Combination Agreement and any Ancillary Documents, including the Transactions, including, without limitation, (i) execution and delivery to the Company of a Letter of Transmittal and any related transmittal documents, (ii) if applicable, delivery of such Holder’s stock certificate(s) with respect to the Shares, duly endorsed for transfer, to the Company or the Company’s transfer agent, as applicable, (iii) if applicable, delivery of instrument(s) contemplating the conversion or exchange of each of Holder’s Securities for shares of SportsMap Common Stock (or other similar documentation reasonably requested by SportsMap, the Company or the Company’s transfer agent), and (iv) any applicable Ancillary Documents to be executed by the Holders pursuant to the Business Combination Agreement (including, without limitation, the Lock-Up Agreement and Registration Rights Agreement), in each case referred to in this clause (b), on the terms and subject to the conditions set forth in this Agreement, the Business Combination Agreement and the Ancillary Documents;

(c)             to refrain from exercising any dissenters’ rights or rights of appraisal under applicable Law at any time with respect to the Merger, the Business Combination Agreement, the Ancillary Documents and any of the Transactions, including pursuant to the DGCL; and

(d)             without limiting Sections 1(a) and 1(b) above, to approve and consent to and, if applicable, participate in, the conversion of the Company Convertible Notes and any other Company convertible debt, in each case, at the applicable conversion ratio (including any accrued or declared but unpaid dividends or interest) in accordance with their respective terms immediately prior to the Effective Time as contemplated by the Business Combination Agreement.

2.             Other Covenants.

(a)             No Transfers. Except as set forth in Section 2(b) hereof and except as contemplated by the Business Combination Agreement and the Ancillary Documents, each Holder agrees, as to itself (and, for the avoidance of doubt, not with respect to any other Holder), that during the Term it shall not, and shall cause its Affiliates not to, without SportsMap’s prior written consent, (A) offer for sale, sell (including short sales), transfer, tender, pledge, encumber, assign or otherwise dispose of (including by gift) (collectively, a “Transfer”), or enter into any contract, option, derivative, hedging or other agreement or arrangement or understanding (including any profit-sharing arrangement) with respect to, or consent to, a Transfer of, any or all of such Holder’s Securities (other than, with respect to any Company Options, the exercise of such Company Options in accordance with their respective terms); (B) grant any proxies or powers of attorney with respect to any or all of such Holder’s Securities; (C) permit to exist any lien of any nature whatsoever (other than those imposed by this Agreement, the Stockholders Agreement, applicable securities Laws or the Company’s Governing Documents, as in effect on the date hereof) with respect to any or all of such Holder’s Securities; (D) deposit any of such Holder’s Securities in a voting trust or subject any of such Holder’s Securities to any arrangement or agreement with respect to the voting of such Securities (except as provided in this Agreement); or (E) commit or agree, directly or indirectly, to take any of the foregoing actions. Each Holder agrees with, and covenants to, SportsMap that such Holder shall not request that the Company register the Transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Holder’s Securities during the Term in contravention of this Section 2(a). Nothing in this Agreement shall prohibit the direct or indirect Transfer of equity or other interests in any Holder.

(b)             Permitted Transfers. Section 2(a) shall not prohibit a Transfer of Securities by any Holder (i) to any family member or trust for the benefit of any family member, (ii) to any stockholder, member or partner of such Holder, if an entity, (iii) to any Affiliate of such Holder, or (iv) to any person or entity if and to the extent required by any non-consensual Order, by divorce decree or by will, intestacy or other similar applicable Law, so long as, in the case of the foregoing clauses (i), (ii), (iii) and (iv), the assignee or transferee agrees to be bound by the terms of this Agreement and executes and delivers to the parties hereto a joinder memorializing such agreement.

(c)             Changes to Securities. In the event of a stock dividend or distribution, or any change in the shares of capital stock of the Company by reason of any stock dividend or distribution, stock split, recapitalization, combination, conversion, exchange of shares or the like, the term “Securities” shall be deemed to refer to and include the Securities as well as all such stock dividends and distributions and any securities into which or for which any or all of the Securities may be changed or exchanged or which are received in such transaction. Each Holder agrees to, during the Term, notify SportsMap and the Company promptly in writing of the number and type of any changes to such Holder’s ownership of or voting control with respect to Securities or upon Holder’s acquisition of, or commitment to acquire, any additional Securities.

(d)             Compliance with Business Combination Agreement. Each Holder agrees that it shall use its commercially reasonable efforts to cooperate with SportsMap to effect the Merger and all other Transactions contemplated by the Business Combination Agreement and the Ancillary Documents.

(e)             Proxy Statement. During the Term, each Holder agrees to provide to SportsMap, the Company and their respective Representatives any information regarding such Holder or the Securities that is reasonably requested by SportsMap, the Company or their respective Representatives for inclusion in the Proxy Statement.

(f)             Publicity. Each Holder agrees to abide by the provisions of Section 5.4 of the Business Combination Agreement applicable to Representatives of the Parties (as such term is defined in the Business Combination Agreement). Each Holder hereby authorizes the Company and SportsMap to publish and disclose in any announcement or disclosure, in each case, required by the SEC or Nasdaq (including all documents and schedules filed with the SEC in connection with the foregoing, including the Proxy Statement), such Holder’s identity and ownership of the Securities and the nature of such Holder’s commitments and agreements under this Agreement, the Business Combination Agreement and any other Ancillary Documents to the extent such disclosure is required by applicable securities laws, the SEC or Nasdaq.

3.             Representations and Warranties of Holders. Each Holder hereby represents and warrants as of the date hereof to SportsMap and the Company (solely with respect to itself, himself or herself and not with respect to any other Holder) as follows:

(a)             Binding Agreement. Such Holder (i) if a natural person, is of legal age to execute this Agreement and is legally competent to do so and (ii) if not a natural person, is (A) a corporation, limited liability company, company or partnership duly organized and validly existing under the laws of the jurisdiction of its organization and (B) has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. If such Holder is not a natural person, the execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby by such Holder has been duly authorized by all necessary corporate, limited liability or partnership action on the part of such Holder, as applicable. This Agreement, assuming due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of such Holder, enforceable against such Holder in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights, and to general equitable principles). Such Holder understands and acknowledges that SportsMap is entering into the Business Combination Agreement in reliance upon the execution and delivery of this Agreement by such Holder.

(b)             Ownership of Securities. As of the date hereof, such Holder is the record and beneficial owner of the type and number of the Securities set forth opposite such Holder’s name on Schedule 1 attached hereto, is the lawful owner of such Securities, has the sole power to vote or cause to be voted such Securities (to the extent such Securities have associated voting rights), and has good and valid title to such Securities, free and clear of any and all pledges, mortgages, encumbrances, charges, proxies, voting agreements, liens, adverse claims, options, security interests and demands of any nature or kind whatsoever, other than those imposed by this Agreement, the Stockholders Agreement, applicable securities Laws or the Company’s Governing Documents, as in effect on the date hereof. Except for the Securities set forth opposite such Holder’s name on Schedule 1 attached hereto, as of the date of this Agreement, Holder is not a beneficial owner or record holder of any: (i) equity securities of the Company, (ii) securities of the Company having the right to vote on any matters on which the holders of equity securities of the Company may vote or which are convertible into or exchangeable for, at any time, equity securities of the Company or (iii) options, warrants or other rights to acquire from the Company any equity securities or securities convertible into or exchangeable for equity securities of the Company.

(c)             No Conflicts. No filing with, or notification to, any Governmental Entity, and no consent, approval, authorization or permit of any other person is necessary for the execution of this Agreement by such Holder, the performance of its obligations hereunder or the consummation by it of the transactions contemplated hereby. None of the execution and delivery of this Agreement by such Holder, the performance of its obligations hereunder or the consummation by it of the transactions contemplated hereby shall (i) conflict with or result in any breach of the certificate of incorporation, bylaws or other comparable organizational documents of such Holder, if applicable, (ii) result in, or give rise to, a violation or breach of or a default under any of the terms of any Contract or obligation to which such Holder is a party or by which such Holder or any of the Securities or its other assets may be bound, or (iii) violate any applicable Law or Order applicable to such Holder, except for any of the foregoing in clauses (i) through (iii) as would not reasonably be expected to impair such Holder’s ability to perform its obligations under this Agreement in any material respect.

(d)             No Inconsistent Agreements. Such Holder hereby covenants and agrees that, except for this Agreement, which will be terminated at the Closing, such Holder (i) has not entered into, and will not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Securities inconsistent with such Holder’s obligations pursuant to this Agreement, (ii) has not granted, and will not grant at any time while this Agreement remains in effect, a proxy, a consent or power of attorney with respect to the Securities and (iii) has not entered into any agreement or knowingly taken any action, and will not enter into any agreement or knowingly take any action, that would have the effect of preventing such Holder from performing any of its material obligations under this Agreement.

4.             Miscellaneous.

(a)             Termination. Notwithstanding anything to the contrary contained herein, this Agreement shall automatically terminate, and none of SportsMap, the Company or any Holder shall have any rights or obligations hereunder, upon the earliest to occur of (i) as to a Holder, the mutual written consent of SportsMap, the Company and such Holder, (ii) the Effective Time (following the performance of the obligations of the parties hereunder required to be performed at or prior to the Effective Time), and (iii) the date of termination of the Business Combination Agreement in accordance with its terms (such earliest time, the “Expiration Time”). “Term” shall mean the period commencing on the date of this Agreement and ending on the Expiration Time. Upon such termination of this Agreement, all obligations of the parties under this Agreement will terminate, without any liability or other obligation on the part of any party hereto to any Person in respect hereof or the transactions contemplated hereby, and no party hereto shall have any claim against another (and no Person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof; provided, however, that the termination of this Agreement shall not relieve any party hereto from liability arising in respect of any breach of this Agreement prior to such termination. Notwithstanding anything to the contrary herein, the provisions of this Section 4 shall survive the termination of this Agreement.

(b)             Entire Agreement; Assignment. This Agreement (together with the Business Combination Agreement and the Ancillary Documents) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. Except in connection with a Permitted Transfer, neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned (including by operation of law) without the prior written consent of the parties hereto. Any attempted assignment of this Agreement not in accordance with the terms of this Section 4(b) shall be void.

(c)             Parties in Interest; No Recourse. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement. This Agreement may only be enforced against, and any action for breach of this Agreement may only be made against, the Parties, and without limiting the generality of the foregoing, none of the Representatives of SportsMap or the Company shall have any liability arising out of or relating to this Agreement, the negotiation thereof or its subject matter, or the transactions contemplated hereby, including with respect to any claim (whether in tort, contract or otherwise) for breach of this Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith (except as expressly provided herein) or for any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind furnished by the Company or SportsMap concerning the Company, any SportsMap Party, this Agreement or the transactions contemplated hereby.

(d)             Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware. Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction, any state or federal court within the State of Delaware), for the purposes of any Proceeding, claim, demand, action or cause of action (a) arising under this Agreement or (b) in any way connected with or related or incidental to the dealings of the parties in respect of this Agreement or any of the transactions contemplated hereby, and irrevocably and unconditionally waives any objection to the laying of venue of any such Proceeding in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Proceeding has been brought in an inconvenient forum. Each party hereto hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Proceeding claim, demand, action or cause of action against such party (i) arising under this Agreement or (ii) in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or any of the transactions contemplated hereby or any of the transactions contemplated thereby, (A) any claim that such party is not personally subject to the jurisdiction of the courts as described in this Section 4(d) for any reason, (B) that such party or such party’s property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (C) that (x) the Proceeding, claim, demand, action or cause of action in any such court is brought against such party in an inconvenient forum, (y) the venue of such Proceeding, claim, demand, action or cause of action against such party is improper or (z) this Agreement, or the subject matter hereof, may not be enforced against such party in or by such courts. Each party hereto agrees that service of any process, summons, notice or document by registered mail to such party’s respective address set forth herein shall be effective service of process for any such Proceeding, claim, demand, action or cause of action.

(e)             WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY PROCEEDING, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY SUCH PROCEEDING, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4(E).

(f)             Interpretation. The term “this Agreement” means this Transaction Support Agreement together with the schedules and exhibits hereto, as the same may from time to time be amended, modified, supplemented or restated in accordance with the terms hereof. The headings set forth in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement. No party hereto, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions hereof, and all provisions of this Agreement shall be construed according to their fair meaning and not strictly for or against any party hereto. Unless otherwise indicated to the contrary herein by the context or use thereof: (a) the words, “herein,” “hereto,” “hereof” and words of similar import refer to this Agreement as a whole, including the Schedules, and not to any particular section, subsection, paragraph, subparagraph or clause set forth in this Agreement; (b) masculine gender shall also include the feminine and neutral genders, and vice versa; (c) words importing the singular shall also include the plural, and vice versa; (d) the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation”; (e) the word “or” is disjunctive but not necessarily exclusive; (f) the words “writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form; (g) the word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; (h) all references to Articles, Sections or Schedules are to articles, sections and schedules of this Agreement; and (i) all references to any Law will be to such Law as amended, supplemented or otherwise modified or re-enacted from time to time.

(g)             Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given) by delivery in person, by e-mail (having obtained electronic delivery confirmation thereof (i.e., an electronic record of the sender that the e-mail was sent to the intended recipient thereof without an “error” or similar message that such e-mail was not received by such intended recipient)), or by registered or certified mail (postage prepaid, return receipt requested) (upon receipt thereof) to the other parties as follows, or to such other address as the party to whom notice is given may have previously furnished to the others in writing in the manner set forth below:

If to SportsMap, to: SportsMap Tech Acquisition Corp. 5353 West Alabama, Suite 415 Houston, TX 77056 Attn: David Gow Email: david.gow@gowmedia.com	with a copy (which will not constitute notice) to: ArentFox Schiff LLP 1717 K Street NW Washington, DC 20006 Attn: Ralph de Martino Email: ralph.demartino@afslaw.com
If to the Company, to: Infrared Cameras Holdings, Inc. 2105 W Cardinal Beaumont, TX 77705 Attn: Gary Strahan Email: gary.strahan@infraredcameras.com with a copy (which will not constitute notice) to:

Latham & Watkins LLP

811 Main Street, Suite 3700

Houston, TX 77002

Attn: Nick Dhesi

Email: Ramnik.Dhesi@lw.com

Latham & Watkins LLP

650 Town Center Drive, 20th Floor

Costa Mesa, CA 92626

Attn: Drew Capurro

Email: Drew.Capurro@lw.com

If to a Holder, to: the address set forth under such Holder’s name on Schedule 1 hereto, with a copy (which will not constitute notice) to, if not the party sending the notice, each of the Company and SportsMap (and each of their copies for notices hereunder).

(h)             Amendments. This Agreement may be amended or modified only by a written agreement executed and delivered by SportsMap, the Company and each Holder. This Agreement may not be modified or amended except as provided in the immediately preceding sentence and any purported amendment by any of the parties hereto effected in a manner which does not comply with this Section 4(h) shall be void, ab initio.

(i)              Extension; Waiver. Any agreement on the part of any party hereto to (i) extend the time for the performance of any of the obligations or other acts of another party hereto set forth herein, (ii) waive any inaccuracies in the representations and warranties of another party hereto set forth herein or (iii) waive compliance by another party hereto with any of the agreements or conditions set forth herein, in each case, shall be valid only if set forth in a written instrument signed on behalf of such party. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of any party hereto to assert any of its rights hereunder shall not constitute a waiver of such rights.

(j)              Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable Law, but if any term or other provision of this Agreement is held to be invalid, illegal or unenforceable under applicable Law, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision of this Agreement is invalid, illegal or unenforceable under applicable Law, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

(k)             Specific Performance. The parties hereto acknowledge that such party’s obligations under this Agreement are unique, each party recognizes and affirms that in the event of a breach of this Agreement by such party, money damages will be inadequate and other parties hereto will not have adequate remedy at law, and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by a party hereto in accordance with their specific terms or were otherwise breached. Accordingly, each party hereto shall be entitled to an injunction or specific performance or other equitable relief to prevent breaches of this Agreement by the other parties and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

(l)              Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be allocated in accordance with Section 8.6 of the Business Combination Agreement.

(m)            No Partnership, Agency or Joint Venture. This Agreement is intended to create a contractual relationship among each Holder, the Company and SportsMap, and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship among the parties hereto. Nothing contained in this Agreement shall be deemed to vest in the Company or SportsMap any direct or indirect ownership or incidence of ownership of or with respect to any Securities.

(n)             Counterparts; Electronic Signatures. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by e-mail, scanned pages or other electronic imaging (including “pdf,” “tif,” “jpg,” DocuSign, AdobeSign or other similar electronic transmission) shall be effective as delivery of a manually executed counterparty to this Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

SportsMap:

SPORTSMAP TECH ACQUISITION CORPORATION

By:	/s/ David Gow
Name:	David Gow
Title:	Chief Executive Officer

[Signature Page to Transaction Support Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

The Company:

INFRARED CAMERAS HOLDINGS, INC.

By:	/s/ Gary Stahan
Name:	Gary Strahan
Title:	Chief Executive Officer

[Signature Page to Transaction Support Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Holders:

Gary Strahan

By:	/s/ Gary Strahan

Villard Capital, LLC

By:	/s/ Steven Winch
Name:	Steven Winch
Title:	Managing Partner

[Signature Page to Transaction Support Agreement]

Schedule 1

(intentionally omitted)